UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/13

Item 1.  Reports to Stockholders.

Class A Shares (DAVAX)

Annual Report

September 30, 2013

1-855-445-9339

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

This letter marks the end of the Footprints Discover Value Fund’s first fiscal year.  The fund’s inception was the culmination of years of planning and preparation.  We are ever thankful of our shareholders who have invested their trust and assets with the Discover Value Fund.  The Fund’s investing philosophy leads our decision making process to discover opportunities that are undervalued and hold a promising future.  Having completed our first year we remain excited about the future.  As markets continue to be very volatile we continue to see numerous opportunities that fit our style.

Performance

The Fund’s performance was mixed in the first three quarters of 2013. The Fund returned 5.1% in this period which lagged the overall market, as the S&P 500 returned 14.98%.  The Fund underperformed our benchmark, S&P 1500 Pure Value which returned 28.2% during the same timeframe.

The commencement of the Fund on December 31, 2012 necessitated that any initial allocations be made amidst a rallying market.  These conditions slowed the investment process, leading us to hold significant portion of the portfolio in cash (40-50%) throughout the first quarter.  The portfolio has remained generally liquid throughout the origination phase.  We attribute our reserved capital allocation for underperforming our benchmark.  We tend to believe that when markets are moving up, it can be wiser to wait for prices to adjust rather than fully immerse ourselves in market momentum.

Outlook

Despite the disparity between the Fund’s performance and our benchmark, we are pleased with the Fund’s current holdings and, as we get more fully invested, we feel that we are positioned to perform well in the coming quarters.  We continue to witness a market rotation out of fixed income into stocks.  Consumer and investor confidence is strengthening and despite political headwinds, we feel markets want to move further.

The extended rally in equities so far this year may warrant a correction where we expect at least a modest pullback in prices.  The Fund retains a substantial cash balance that positions us to take advantage of price declines in promising opportunities.

2731-NLD-11/4/2013

Footprints Discover Value Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2013*

The Fund’s performance figures for the year ended September 30, 2013 as compared to its benchmark:

Since Inception*
Footprints Discover Value Fund: Footprints Discover Value Fund with load:	5.10% (0.94)%
S&P Composite 1500 Pure Value Index	28.97%

________________

     *The Fund commenced operations on December 31, 2012.

S&P Composite 1500 Pure Value Index is comprised of the pure value index constituents of the S&P500, the S&P MidCap 400, and the S&P SmallCap 600.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.24% per the November 12, 2012 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-445-9339.

HOLDINGS BY ASSET CLASS

Common Stock	77.2%
Preferred Stock	6.0%
Options Written	(0.8)%
Other Assets Less Liabilities	17.6%
100.0%

**Based on Portfolio Market Value as of September 30, 2013.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013

Shares		Fair Value
	COMMON STOCK - 73.0%
	COMPUTERS - 0.0% (a)
24	Super Micro Computer, Inc. *	$ 325

	DIVERSIFIED FINANCIAL SERVICES - 9.9%
24,526	Doral Financial Corp. *	467,956
559,363	First Marblehead Corp. *	458,678
		926,634
	ELECTRICAL COMPONENTS & EQUIPMENT - 5.2%
207,800	American Superconductor Corp. *	486,252

	INSURANCE - 4.3%
40,000	MBIA, Inc. *	409,200

	MINING - 4.5%
64,000	Molycorp, Inc. * #	419,840

	OIL & GAS SERVICES - 14.8%
100,000	ION Geophysical Corp. *	520,000
120,000	Key Energy Services, Inc. *#	874,800
		1,394,800
	RETAIL - 2.8%
30,000	JC Penney Co., Inc. *	264,600

	SEMICONDUCTORS - 13.0%
101,452	AXT, Inc. *	237,398
90,000	Silicon Image, Inc. *	480,600
16,707	Ultratech, Inc. *	506,222
		1,224,220

	TELECOMMUNICATIONS - 18.5%
75,000	NII Holdings, Inc. *	455,250
75,000	Polycom, Inc. *#	819,000
30,000	Procera Networks, Inc. *#	464,700
		1,738,950

	TOTAL COMMON STOCK ( Cost - $7,204,767)	6,864,821

	PREFERRED STOCK - 5.7%
	INSURANCE - 5.7%
10	MBIA Insurance Co., 4.72%
	TOTAL PREFERRED STOCK ( Cost - $590,000)	535,000

	SHORT-TERM INVESTMENTS - 15.9%
	MONEY MARKET FUND - 15.9%
1,495,163	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 0.01%+	1,495,163
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $1,495,163)

	TOTAL INVESTMENTS ( Cost - $9,289,930) (b) - 94.6%	$ 8,894,984
	OPTION CONTRACTS WRITTEN (Premiums Received - $96,028) - (0.8)%	(74,711)
	OTHER ASSETS LESS LIABILITIES - 6.2%	579,989
	NET ASSETS - 100.0%	$ 9,400,262

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Contracts**		Fair Value
	CALL OPTION CONTRACTS WRITTEN* - (0.8) %
	MINING - (0.1) %
(640)	Molycorp, Inc.
	Expiration October 2013, Exercise Price $8.00	$ (7,264)

	OIL & GAS SERVICES - (0.2) %
(1,200)	Key Energy Services, Inc.
	Expiration October 2013, Exercise Price $7.50	(21,000)

	TELECOMMUNICATIONS - (0.5) %
(750)	Polycom, Inc.
	Expiration October 2013, Exercise Price $11.25	(29,647)
(300)	Procera Networks, Inc.
	Expiration October 2013, Exercise Price $15.00	(16,800)
		(46,447)

	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums Received - $96,028)	(74,711)

* Non-Income producing security.
** Each written call/put option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
+ Interest rate reflects seven-day effective yield on September 30, 2013.
# Subject to call option written
(a) Less than 0.05%

(b) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including options written, is $9,200,003 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost:
		$ 249,799
	Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value:	(629,529)

	Net unrealized depreciation	$ (379,730)

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

Assets:
Investments at Fair Value (identified cost $9,289,930)	$ 8,894,984
Dividends and Interest Receivable	9
Receivable for Investments Sold	606,739
Receivable for Fund Shares Sold	450
Due from Adviser	1,460
Prepaid Expenses and Other Assets	10,227
Total Assets	9,513,869

Liabilities:
Option Contracts Written - (premiums received $96,028 )	74,711
Payables to Other Affiliates	9,350
Accrued Distribution Fees	2,032
Accrued Expenses and Other Liabilities	27,514
Total Liabilities	113,607

Net Assets	$ 9,400,262

Composition of Net Assets:
At September 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 9,160,432
Undistributed Net Investment Loss	-
Accumulated Net Realized Gain From Investments and Option Contracts	613,459
Net Unrealized Depreciaiton on Investments and Option Contracts	(373,629)
Net Assets	$ 9,400,262

Net Asset Value Per Share
Class A Shares
Net Assets	$ 9,400,262
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	894,763
Net Asset Value and Redemption Price per Share ($9,400,262/894,763 shares outstanding)(a)	$ 10.51
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)(a)	$ 11.15

(a) Redemption of shares held less than 90 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2012* through September 30, 2013

Investment Income:
Dividend Income	$ 7,304
Interest Income	154
Total Investment Income	7,458

Expenses:
Investment Advisory Fees	78,832
Transfer Agent Fees	39,522
Administration Fees	31,780
Fund Accounting Fees	20,250
Trustees' Fees	18,814
Audit Fees	15,500
Distribution (12b-1) Fees	13,140
Chief Compliance Officer Fees	10,247
Printing Expense	9,925
Legal Fees	7,587
Non 12b-1 Shareholder Expense	4,980
Custody Fees	3,737
Registration and Filing Fees	3,552
Insurance Expense	1,054
Miscellaneous Expenses	1,928
Total Expenses	260,848
Less: Expenses Reimbursed by Adviser	(157,992)
Net Expenses	102,856
Net Investment Loss	(95,398)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	355,638
Options Written	353,219
708,857
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(394,946)
Options Written	21,317
(373,629)

Net Realized and Unrealized Gain on Investments	335,228

Net Increase in Net Assets Resulting From Operations	$ 239,830
____
*Footprints Discover Value Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period From
December 31, 2012*
to September 30, 2013*
Operations:
Net Investment Loss	$ (95,398)
Net Realized Gain on Investments and Options Written	708,857
Net Change in Unrealized Depreciation on
Investments and Options Written	(373,629)
Net Increase in Net Assets Resulting From Operations	239,830

Capital Share Transactions:
Class A
Proceeds from Shares Issued	9,335,428
Cost of Shares Redeemed	(175,039)
Redemption Fees	43
Net Increase from Capital Share Transactions	9,160,432

Total Increase in Net Assets	9,400,262

Net Assets:
Beginning of Period	-
End of Period (including undistributed net investment
loss of $95,398)	$ 9,400,262

SHARE ACTIVITY
Class A
Shares Sold	891,177
Shares Redeemed	(16,414)
Net increase in shares of beneficial interest outstanding	874,763

*Footprints Discover Value Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Class A
For the Period From
December 31, 2012 (1)
to September 30, 2013

Net Asset Value, Beginning of Period	$ 10.00
From Operations:
Net investment loss (a)	(0.14)
Net gain from investments
(both realized and unrealized)	0.65
Total from operations	0.51

Paid in capital from redemption fees (e)	0.00

Net Asset Value, End of Period	$ 10.51

Total Return (b)(d)	5.10%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,400
Ratio of expenses to average net assets,
before reimbursement (c)	4.95%
net of reimbursement (c)	1.95%
Ratio of net investment loss to average net assets (c)	(1.81)%
Portfolio turnover rate (d)	107%

__________
(1) Footprints Discover Value Fund commenced operations on December 31, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges.  Had the Adviser not absorbed a portion of the expenses, total return would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The Footprints Discover Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund has four classes of shares:  Class A shares, Class C shares, Class I shares and Class N shares.  Class C, Class I and Class N shares are not currently offered. Each class represents an interest in the same assets of the Fund but has different expenses.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion.  The primary investment objective of the Fund is total return from capital appreciation and income.  The Fund commenced operations on December 31, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets,

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 6,864,821	$ -	$ -	$ 6,864,821
Preferred Stock	-	-	535,000	535,000
Short-Term Investments	1,495,163	-	-	1,495,163
Total	$ 8,359,984	$ -	$ 535,000	$ 8,894,984
Liabilities*
Options Written	$ 37,800	$ 36,911	$ -	$ 74,711

*See Portfolio of Investments for industry classifications.

From December 31, 2012 to September 30, 2013, there were no transfers between Level 2 and Level 1.  During the period ended September 30, 2013, the Fund had transfers out of level 1 and into Level 3 in the amount of $590,000.  There were no transfers from Level 3 to Level 1 during the period.  Transfers that were made into Level 3 represent securities being fair valued using unobservable inputs.  It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Preferred Stock
Beginning Balance	$ -
Cost of purchases	-
Proceeds from sales	-
Net Transfers in/out of Level 3	590,000
Total realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(55,000)
Ending balance	$ 535,000

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2013 is $55,000.

The significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker.  The preferred stock broker quote is derived using a discounted cash flow model, and while the underlying company is publically traded, some of the assumptions used by the broker in developing that discounted cash flow are not observable.  These inputs include the discount rate or yield and the term to maturity used.  Significant increases (decreases) in the discount rate or yield and term to maturity would have a direct and proportional impact to fair value.

In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Fund does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The Fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

As of September 30, 2013, the amount of unrealized appreciation (depreciation) and realized gain (loss) on option contracts subject to equity price risk amounted to $21,317 and $353,219. Such figures can be found on the Statement of Assets and Liabilities and Statement of Operations.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

recorded on the ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Footprints Asset Management & Research, Inc. (the “Adviser”), serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets.  For the period ended September 30, 2013, the Adviser earned advisory fees of $78,832.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until January 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95% of the daily average net assets of the Class A shares of the Fund.  For the period ended September 30, 2013, the Adviser waived and reimbursed fees of $157,992.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A are subsequently less than 1.95% of average daily net assets of the Class A shares, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.95% of average daily net assets for Class A shares.  If Fund Operating Expenses attributable to Class A shares subsequently exceed 1.95% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  Pursuant to the Waiver Agreement, as of September 30, 2013, there was $157,992 that may be recaptured through September 30, 2016.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser.  Pursuant to the Plan, $13,140 in distribution fees for Class A shares were incurred during the period ended September 30, 2013.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the period ended September 30, 2013, the Distributor received $3,597 in underwriting commissions for sales of Class A shares, of which $470 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2013, amounted to $13,587,193 and $5,792,426, respectively.

5.           OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the period ended September 30, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	-	$ -
Options written	23,867	629,470
Options closed	(1,100)	(41,478)
Options exercised	(5,710)	(124,273)
Options expired	(14,167)	(367,691)
Options outstanding, end of period	2,890	$ 96,028

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the period ended September 30, 2013, the Fund received $43 in redemption fees.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

7.

TAX COMPONENTS OF CAPITAL

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

8.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Footprints Discover Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Footprints Discover Value Fund (the Fund), a separate series of the Northern Lights Fund Trust III, as of September 30, 2013, and the related statements of operations, changes in net assets and the financial highlights for the period from December 31, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Footprints Discover Value Fund as of September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 31, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

November 27, 2013

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	18	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	118

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	18	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	18

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia 1954	Trustee	Since February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	118	Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary	Since February 2012, indefinite

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

William Kimme 1963	Chief Compliance Officer	Since February 2012, indefinite	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-445-9339.

9/30/13-NLIII-v2

Footprints Discover Value Fund

EXPENSES EXAMPLE (Unaudited)

September 30, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Annualized Expense Ratio	Expenses Paid During the Period*
Actual
Class A	$1,000.00	$ 974.90	1.95%	$ 9.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.29	1.95%	$ 9.85

   * Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.95% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

Page 2

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339

Investment Adviser

Footprints Asset Management & Research, Inc.

11422 Miracle Hills Drive, Suite 208

Omaha, NE 68154

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $13,000

2012 – N/A

(b)

Audit-Related Fees

2013 – None

2012 – N/A

(c)

Tax Fees

2013 – $2,000

2012 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

0.00%

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/9/13